SEI DAILY INCOME TRUST

Government Fund
Government II Fund
Treasury II Fund
(each, a "Fund," and together, the "Funds")

Supplement dated January 17, 2023
to the Class F and Institutional Shares Prospectus (the "Prospectus") dated May 31, 2022, as amended on
November 4, 2022

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes to the Funds' disclosure.

In the section titled "How to Purchase Fund Shares," the fourth paragraph is hereby deleted and replaced with the following:

Each Fund calculates its net asset value (NAV) per share once each Business Day as follows: the Government Fund calculates its NAV as of 4:30 p.m. Eastern Time; and the Government II Fund and the Treasury II Fund each calculates its NAV as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). For you to receive the current Business Day's NAV per share, generally the Fund (or an authorized agent) must receive your purchase order in proper form on the trade date before each Fund's order cut-off time: 4:30 p.m. Eastern Time for the Government Fund and 2:00 p.m. Eastern Time for the Government II and Treasury II Funds. A Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

Other than as set forth herein, there are no other changes to the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1432 (1/23)

SEI DAILY INCOME TRUST

Government Fund
(the "Fund")

Supplement dated January 17, 2023
to the Class CAA Shares Prospectus (the "Prospectus") dated May 31, 2022

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes to the Fund's disclosure.

In the section titled "Purchasing, Exchanging and Selling Fund Shares," the first paragraph is hereby deleted and replaced with the following:

The following sections tell you how to purchase, exchange and sell (sometimes called "redeem") Class CAA shares of the Fund. The Fund offers Class CAA shares only to financial institutions and intermediaries for their own or their customers' accounts and only where such accounts have opted to participate in the check writing service associated with the custody services provided to the account.

Further, in the section titled "How to Purchase Fund Shares," the fourth paragraph is hereby deleted and replaced with the following:

The Fund calculates its net asset value (NAV) per share once each Business Day as of 4:30 p.m. Eastern Time. For you to receive the current Business Day's NAV per share, generally the Fund (or an authorized agent) must receive your purchase order in proper form on the trade date before the Fund's order cut-off time of 4:30 p.m. Eastern Time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

Other than as set forth herein, there are no other changes to the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1433 (1/23)